UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-02661

Name of Fund:	BlackRock Funds VII, Inc.
BlackRock Sustainable International Equity Fund
BlackRock Sustainable U.S. Growth Fund
BlackRock Sustainable U.S. Value Equity Fund

Fund Address:	100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Funds VII, Inc., 50 Hudson Yards, New York, NY 10001

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 04/30/2024

Date of reporting period: 10/31/2023

Item 1 – Report to Stockholders

(a) The Report to Shareholders is attached herewith.

OCTOBER 31, 2023

2023 Semi-Annual Report (Unaudited)

BlackRock Funds VII, Inc.

•  BlackRock Sustainable International Equity Fund

•  BlackRock Sustainable U.S. Growth Equity Fund

•  BlackRock Sustainable U.S. Value Equity Fund

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

The combination of continued economic growth and cooling inflation provided a supportive backdrop for investors during the 12-month reporting period ended October 31, 2023. Significantly tighter monetary policy helped to rein in inflation, as the annual increase in the Consumer Price Index declined to its long-term average of approximately 3% in October 2023. Meanwhile, real economic growth proved more resilient than many investors anticipated. A moderating labor market also helped ease inflationary pressure, although wages continued to grow and unemployment rates touched the lowest levels in decades before rising slightly. This robust labor market powered further growth in consumer spending, backstopping the economy. On October 7, 2023, Hamas launched a horrific attack on Israel. The ensuing war will have a significant humanitarian impact and could lead to heightened economic and market volatility. We see geopolitics as a structural market risk going forward. See our geopolitical risk dashboard at blackrock.com for more details.

Equity returns were solid during the period, as the durability of consumer spending mitigated investors’ concerns about the economy’s trajectory. The U.S. economy continued to show strength, and growth further accelerated in the third quarter of 2023. However, equity returns were uneven, as the performance of a few notable technology companies supported gains among large-capitalization U.S. stocks, while small-capitalization U.S. stocks declined overall. Meanwhile, international developed market equities advanced, and emerging market equities posted solid gains.

The 10-year U.S. Treasury yield rose during the reporting period, driving its price down, as investors reacted to elevated inflation and attempted to anticipate future interest rate changes. The corporate bond market benefited from improving economic sentiment, although high-yield corporate bond prices fared significantly better than investment-grade bonds as demand from yield-seeking investors remained strong.

The U.S. Federal Reserve (the “Fed”), attempting to manage persistent inflation, raised interest rates six times during the 12-month period, but slowed and then paused its tightening later in the period. The Fed also wound down its bond-buying programs and incrementally reduced its balance sheet by not replacing securities that reach maturity.

Supply constraints appear to have become an embedded feature of the new macroeconomic environment, making it difficult for developed economies to increase production without sparking higher inflation. Geopolitical fragmentation and an aging population risk further exacerbating these constraints, keeping the labor market tight and wage growth high. Although the Fed has decelerated the pace of interest rate hikes and recently opted for several pauses, we believe that the new economic regime means that the Fed will need to maintain high rates for an extended period to keep inflation under control. Furthermore, ongoing structural changes may mean that the Fed will be hesitant to cut interest rates in the event of faltering economic activity lest inflation accelerate again.

While we favor an overweight position in developed market equities in the long term, we prefer an underweight stance in the near term. Expectations for corporate earnings remain elevated, which seems inconsistent with macroeconomic constraints. Nevertheless, we are overweight on Japanese stocks in the near term as shareholder-friendly policies generate increased investor interest. We also believe that stocks with an AI tilt should benefit from an investment cycle that is set to support revenues and margins. In credit, there are selective opportunities in the near term despite tightening credit and financial conditions. For fixed income investing with a six- to twelve-month horizon, we see the most attractive investments in short-term U.S. Treasuries, U.S. inflation-linked bonds, euro area government bonds and gilts, U.S. mortgage-backed securities, and hard-currency emerging market bonds.

Overall, our view is that investors need to think globally, position themselves to be prepared for a decarbonizing economy, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Inc.

Rob Kapito

President, BlackRock Inc.

Total Returns as of October 31, 2023
	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	1.39%	10.14%

U.S. small cap equities (Russell 2000® Index)	(5.29)	(8.56)

International equities (MSCI Europe, Australasia, Far East Index)	(7.88)	14.40

Emerging market equities (MSCI Emerging Markets Index)	(4.78)	10.80

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	2.63	4.77

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	(9.70)	(3.25)

U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	(6.13)	0.36

Tax-exempt municipal bonds (Bloomberg Municipal Bond Index)	(4.65)	2.64

U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	0.02	6.23

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

3

Fund Summary as of October 31, 2023	BlackRock Sustainable International Equity Fund

Investment Objective

BlackRock Sustainable International Equity Fund’s (the “Fund”) investment objective is to seek to maximize total return while seeking to maintain certain environmental, social and governance (“ESG”) characteristics, climate risk exposure and climate opportunities relative to the Fund’s benchmark.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended October 31, 2023, the Fund underperformed its benchmark, the MSCI EAFE Index.

What factors influenced performance?

The largest detractor from the Fund’s relative performance during the reporting period included stock selection within the industrials and materials sectors. Underweight exposure to energy also detracted.

The largest contributor during the period was the Fund’s stock selection within consumer discretionary and information technology. Underweight exposure to communication services also contributed.

The Fund’s cash position was 5.6% at period end and averaged 5.1% for the six months. Cash acted as a modest constraint on performance in a rising market.

Describe recent portfolio activity.

During the period, a combination of portfolio trading activity and market price changes resulted in increased exposure to industrials and financials and decreased exposure to healthcare and technology.

Describe portfolio positioning at period end.

Relative to the MSCI EAFE Index benchmark, the Fund’s largest overweight positions at period end were in the industrials, healthcare and consumer staples sectors. The Fund’s most significant underweights were in energy, communication services and materials.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Performance

		Average Annual Total Returns(a)(b)
		1 Year		Since Inception(c)
	6-Month Total Returns	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge

Institutional	(8.17)%	13.89%	N/A	(6.81)%	N/A
Investor A	(8.26)	13.78	7.81%	(7.02)	(9.45)%
Class K	(8.16)	14.07	N/A	(6.74)	N/A
MSCI EAFE Index(d)	(7.88)	14.40	N/A	(5.61)	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees.

(b)

Under normal circumstances, the Fund seeks to invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in non-U.S. equity securities of companies that are components of, or have characteristics similar to, the companies included in the MSCI EAFE Index, and derivatives with similar economic characteristics.

(c)	The Fund commenced operations on October 18, 2021.
(d)

An equity index which captures large- and mid-cap representation across certain developed markets countries around the world, excluding the United States and Canada. The index covers approximately 85% of the free float adjusted market capitalization in each country.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

4	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of October 31, 2023 (continued)	BlackRock Sustainable International Equity Fund

Expense Example

	Actual				Hypothetical 5% Return

	Beginning	Ending	Expenses		Beginning	Ending	Expenses		Annualized
	Account Value	Account Value	Paid During		Account Value	Account Value	Paid During		Expense
	(5/01/23)	(10/31/23)	the Period	(a)	(5/01/23)	(10/31/23)	the Period	(a)	Ratio

Institutional	$ 1,000.00	$ 918.30	$ 3.11		$ 1,000.00	$ 1,021.89	$ 3.30		0.65%
Investor A	1,000.00	917.40	4.34		1,000.00	1,020.61	4.57		0.90
Class K	1,000.00	918.40	2.91		1,000.00	1,022.10	3.05		0.60

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period shown).

See “Disclosure of Expenses” for further information on how expenses were calculated.

Portfolio Information

TEN LARGEST HOLDINGS

Security(a)	Percent of Net Assets
Novo Nordisk A/S, Class B	5.6%
ASML Holding NV	5.1
RELX PLC	4.9
Allianz SE, Registered Shares	4.8
AstraZeneca PLC	4.3
Mastercard, Inc., Class A	4.1
Sony Group Corp.	4.1
Dai-ichi Life Holdings, Inc.	3.8
Nestle SA, Registered Shares	3.7
Schneider Electric SE	3.7

GEOGRAPHIC ALLOCATION

Country	Percent of Net Assets
United Kingdom	21.3%
Japan	17.9
United States	13.2
Germany	11.1
France	10.4
Switzerland	9.0
Denmark	5.6
Netherlands	5.1
Spain	2.5
Finland	2.1
Sweden	1.6
Other Assets Less Liabilities	0.2

(a)	Excludes short-term securities.

F U N D S U M M A R Y	5

Fund Summary as of October 31, 2023	BlackRock Sustainable U.S. Growth Equity Fund

Investment Objective

BlackRock Sustainable U.S. Growth Equity Fund’s (the “Fund”) investment objective is to seek to maximize total return while seeking to maintain certain environmental, social and governance (“ESG”) characteristics, climate risk exposure and climate opportunities relative to the Fund’s benchmark.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended October 31, 2023, the Fund underperformed its benchmark, the Russell 1000® Growth Index.

What factors influenced performance?

Security selection in the information technology sector made the largest contribution to relative performance, led by holdings in the software industry. Positioning in consumer staples also added value due largely to zero weightings in the beverage and retail industries. A zero weighting in real estate, which lagged the market by a wide margin due to its above-average interest rate sensitivity, was a further contributor.

Selection in healthcare was the largest detractor from performance, primarily as a result of an out-of-benchmark position in Lonza Group AG. Stock selection in financials also detracted, with an out-of-benchmark holding in Ayden NV having the largest adverse effect. Positioning in communication services was an additional headwind for relative performance due to a zero weighting in Meta Platforms, Inc.

Describe recent portfolio activity.

The investment adviser increased the Fund’s allocations to the information technology and consumer discretionary sectors, and it reduced its positions in financials and industrials.

Describe portfolio positioning at period end.

The Fund’s leading overweights were in the financials, healthcare and materials sectors. Its largest underweights were in communication services, consumer staples and industrials.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Performance

		Average Annual Total Returns(a)(b)

		1 Year		Since Inception(c)

	6-Month Total Returns	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge

Institutional	3.97%	17.91%	N/A	(11.12)%	N/A
Investor A	3.85	17.59	11.42%	(11.38)	(13.70)%
Class K	3.99	17.97	N/A	(11.10)	N/A
Russell 1000® Growth Index(d)	6.67	18.95	N/A	(3.61)	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees.

(b)

Under normal circumstances, the Fund seeks to invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of U.S. issuers and derivatives with similar economic characteristics.

(c)	The Fund commenced operations on October 18, 2021.
(d)

An index that measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® companies with higher price-to-book ratios and higher forecasted growth values.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

6	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of October 31, 2023 (continued)	BlackRock Sustainable U.S. Growth Equity Fund

Expense Example

	Actual				Hypothetical 5% Return

	Beginning	Ending	Expenses		Beginning	Ending	Expenses		Annualized
	Account Value	Account Value	Paid During		Account Value	Account Value	Paid During		Expense
	(5/01/23)	(10/31/23)	the Period	(a)	(5/01/23)	(10/31/23)	the Period	(a)	Ratio
Institutional	$ 1,000.00	$ 1,039.70	$ 3.44		$ 1,000.00	$ 1,021.77	$ 3.40		0.67%
Investor A	1,000.00	1,038.50	4.74		1,000.00	1,020.49	4.67		0.92
Class K	1,000.00	1,039.90	3.20		1,000.00	1,022.00	3.15		0.62

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period shown).

See “Disclosure of Expenses” for further information on how expenses were calculated.

Portfolio Information

TEN LARGEST HOLDINGS

Security(a)	Percent of Net Assets
Microsoft Corp.	13.3%
Apple Inc.	8.6
Amazon.com, Inc.	8.2
NVIDIA Corp.	6.5
Visa, Inc., Class A	5.7
Alphabet, Inc., Class A	4.4
S&P Global, Inc.	3.8
Intuit, Inc.	3.7
Tesla, Inc.	3.4
UnitedHealth Group, Inc.	3.3

SECTOR ALLOCATION

Sector(b)	Percent of Net Assets

Information Technology	43.7%
Consumer Discretionary	15.5
Health Care	14.0
Financials	9.5
Industrials	4.9
Communication Services	4.4
Materials	3.0
Consumer Staples	2.6
Energy	1.1
Short-Term Securities	1.0
Other Assets Less Liabilities	0.3

(a)	Excludes short-term securities.
(b)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

F U N D S U M M A R Y	7

Fund Summary as of October 31, 2023	BlackRock Sustainable U.S. Value Equity Fund

Investment Objective

BlackRock Sustainable U.S. Value Equity Fund’s (the “Fund”) investment objective is to seek to maximize total return while seeking to maintain certain environmental, social and governance (“ESG”) characteristics, climate risk exposure and climate opportunities relative to the Fund’s benchmark.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended October 31, 2023, all of the Fund’s share classes underperformed its benchmark, the Russell 1000® Value Index with the exception of Institutional shares which performed in line.

What factors influenced performance?

Stock selection in the consumer staples sector, specifically in the consumer staples distribution and retail industry, was the largest detractor from relative performance. Selection in the materials sector also detracted, with the weakest results occurring in the containers and packaging subsector. Selection in financials was another detractor of note.

Stock selection in the healthcare sector, particularly in the healthcare providers and pharmaceuticals subsectors, made the largest contribution to relative performance. The Fund also outperformed in information technology due to the combination of an overweight allocation and positive selection in the technology hardware category. Selection in energy also contributed to relative performance.

Describe recent portfolio activity.

The Fund’s weightings in the industrials and energy sectors rose due to the combination of trading activity and market price changes. Conversely, the Fund’s allocations to the healthcare and technology sectors decreased.

Describe portfolio positioning at period end.

The Fund was tilted towards higher-quality companies with historically stable earnings, as well as those that were overly discounting the risks of an economic slowdown. It took a cautious approach with respect to the more expensive cyclical sectors, leading to underweights in industrials and real estate. In absolute terms, the Fund’s largest weightings were in the financials, healthcare and information technology sectors.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Performance

		Average Annual Total Returns(a)(b)

		1 Year		Since Inception(c)

	6-Month Total Returns	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge

Institutional	(4.24)%	0.08%	N/A	(3.74)%	N/A
Investor A	(4.43)	(0.14)	(5.38)%	(4.01)	(6.52)%
Class K	(4.33)	0.13	N/A	(3.71)	N/A
Russell 1000® Value Index(d)	(4.22)	0.13	N/A	(2.78)	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees.

(b)

Under normal circumstances, the Fund seeks to invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of U.S. issuers and derivatives with similar economic characteristics.

(c)	The Fund commenced operations on October 18, 2021.
(d)

An index that measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® companies with lower price-to-book ratios and lower expected growth values.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

8	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of October 31, 2023 (continued)	BlackRock Sustainable U.S. Value Equity Fund

Expense Example

	Actual				Hypothetical 5% Return

	Beginning	Ending	Expenses		Beginning	Ending	Expenses		Annualized
	Account Value	Account Value	Paid During		Account Value	Account Value	Paid During		Expense
	(5/01/23)	(10/31/23)	the Period	(a)	(5/01/23)	(10/31/23)	the Period	(a)	Ratio

Institutional	$ 1,000.00	$ 957.60	$ 2.63		$ 1,000.00	$ 1,022.45	$ 2.69		0.53%
Investor A	1,000.00	955.70	3.85		1,000.00	1,021.20	3.96		0.78
Class K	1,000.00	956.70	2.38		1,000.00	1,022.71	2.44		0.48

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period shown).

See “Disclosure of Expenses” for further information on how expenses were calculated.

Portfolio Information

TEN LARGEST HOLDINGS

Security(a)	Percent of Net Assets
Shell PLC	3.2%
Willis Towers Watson PLC	2.8
Cisco Systems, Inc.	2.8
Cigna Group (The)	2.8
American International Group, Inc.	2.7
L3Harris Technologies, Inc.	2.7
Verizon Communications, Inc.	2.7
Citigroup, Inc.	2.6
Kraft Heinz Co. (The)	2.5
Cheniere Energy, Inc.	2.4

SECTOR ALLOCATION

Sector(b)	Percent of Net Assets
Financials	22.1%
Health Care	18.2
Information Technology	10.4
Energy	9.1
Industrials	8.8
Consumer Staples	8.6
Consumer Discretionary	7.9
Communication Services	4.4
Utilities	3.9
Materials	3.6
Real Estate	1.3
Short-Term Securities	1.4
Other Assets Less Liabilities	0.3

(a)	Excludes short-term securities.
(b)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

F U N D S U M M A R Y	9

About Fund Performance

Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors.

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of each Fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Refer to blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Figures shown in the performance tables assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date or payable date, as applicable. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), each Fund’s investment adviser, has contractually and/or voluntarily agreed to waive and/or reimburse a portion of each Fund’s expenses. Without such waiver(s) and/or reimbursement(s), each Fund’s performance would have been lower. With respect to each Fund’s voluntary waiver(s), if any, the Manager is under no obligation to waive and/or reimburse or to continue waiving and/or reimbursing its fees and such voluntary waiver(s) may be reduced or discontinued at any time. With respect to each Fund’s contractual waiver(s), if any, the Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See the Notes to Financial Statements for additional information on waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of each Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, administration fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense examples shown (which are based on a hypothetical investment of $1,000 invested at the beginning of the period and held through the end of the period) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

10	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) October 31, 2023	BlackRock Sustainable International Equity Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Denmark — 5.6%
Novo Nordisk A/S, Class B	2,513	$242,445

Finland — 2.1%
Kone Oyj, Class B	2,133	92,366

France — 10.4%
BNP Paribas SA	2,530	145,485
L’Oreal SA	349	146,696
Schneider Electric SE	1,023	157,396

		449,577

Germany — 11.1%
Allianz SE, Registered Shares	891	208,710
Puma SE	2,221	125,860
Symrise AG	1,398	142,861

		477,431

Japan — 17.9%
Dai-ichi Life Holdings, Inc.	7,800	164,775
Ebara Corp.	2,300	101,852
Kurita Water Industries Ltd.	1,400	42,537
Recruit Holdings Co. Ltd.	4,800	137,629
Sony Group Corp.	2,100	174,592
Toyota Motor Corp.	8,600	150,446

		771,831

Netherlands — 5.1%
ASML Holding NV	363	218,207

Spain — 2.5%
Iberdrola SA	9,578	106,527

Sweden — 1.6%
Beijer Ref AB, Class B	7,233	68,759

Switzerland — 9.0%
Lonza Group AG, Registered Shares	207	72,492

Security	Shares	Value

Switzerland (continued)
Nestle SA, Registered Shares	1,469	$158,415
Roche Holding AG, NVS	603	155,399

		386,306

United Kingdom — 21.3%
Ashtead Group PLC	2,637	151,239
AstraZeneca PLC	1,464	183,298
Prudential PLC	9,988	104,438
Reckitt Benckiser Group PLC	2,338	156,428
RELX PLC	6,008	209,846
Rentokil Initial PLC	21,926	111,658

		916,907

United States — 7.6%
Mastercard, Inc., Class A	468	176,132
Microsoft Corp.	454	153,502

		329,634

Total Long-Term Investments — 94.2% (Cost: $4,349,731)		4,059,990

Short-Term Securities

Money Market Funds — 5.6%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 5.24%(a)(b)	238,667	238,667

Total Short-Term Securities — 5.6% (Cost: $238,667)		238,667

Total Investments — 99.8% (Cost: $4,588,398)		4,298,657

Other Assets Less Liabilities — 0.2%		10,506

Net Assets — 100.0%		$4,309,163

(a)	Affiliate of the Fund.
(b)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the six months ended October 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 04/30/23	Purchases at Cost		Proceeds from Sale	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 10/31/23	Shares Held at 10/31/23	Income	Capital Gain Distributions from Underlying Funds

BlackRock Liquidity Funds, T-Fund, Institutional Class	$215,150	$23,517	(a)	$—	$—	$—	$238,667	238,667	$4,906	$—

(a)	Represents net amount purchased (sold).

S C H E D U L E S O F I N V E S T M E N T S	11

Schedule of Investments (unaudited) (continued) October 31, 2023	BlackRock Sustainable International Equity Fund

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks
Denmark	$—	$242,445	$—	$242,445
Finland	—	92,366	—	92,366
France	—	449,577	—	449,577
Germany	—	477,431	—	477,431
Japan	—	771,831	—	771,831
Netherlands	—	218,207	—	218,207
Spain	—	106,527	—	106,527
Sweden	—	68,759	—	68,759
Switzerland	—	386,306	—	386,306
United Kingdom	—	916,907	—	916,907
United States	329,634	—	—	329,634
Short-Term Securities
Money Market Funds	238,667	—	—	238,667

	$568,301	$3,730,356	$—	$4,298,657

See notes to financial statements.

12	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) October 31, 2023	BlackRock Sustainable U.S. Growth Equity Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Automobiles — 3.4%
Tesla, Inc.(a)	667	$133,960

Broadline Retail — 8.2%
Amazon.com, Inc.(a)	2,434	323,941

Capital Markets — 3.8%
S&P Global, Inc.	426	148,806

Chemicals — 1.9%
Ecolab, Inc.	452	75,819

Commercial Services & Supplies — 2.6%
Copart, Inc.(a)	2,319	100,923

Containers & Packaging — 1.1%
Ball Corp.	881	42,420

Financial Services — 5.7%
Visa, Inc., Class A	962	226,166

Health Care Equipment & Supplies — 4.3%
Alcon, Inc.	863	61,549
Boston Scientific Corp.(a)	1,318	67,469
IDEXX Laboratories, Inc.(a)	105	41,944

		170,962

Health Care Providers & Services — 3.3%
UnitedHealth Group, Inc.	240	128,534

Interactive Media & Services — 4.4%
Alphabet, Inc., Class A(a)	1,393	172,843

Life Sciences Tools & Services — 6.4%
Danaher Corp.	368	70,664
Lonza Group AG, Registered Shares	148	51,830
Thermo Fisher Scientific, Inc.	155	68,939
West Pharmaceutical Services, Inc.	196	62,385

		253,818

Machinery — 2.3%
Chart Industries, Inc.(a)	370	43,005
Xylem, Inc.	520	48,641

		91,646

Oil, Gas & Consumable Fuels — 1.1%
Cheniere Energy, Inc.	274	45,599

Security	Shares	Value

Personal Care Products — 2.6%
L’Oreal SA	241	$101,300

Semiconductors & Semiconductor Equipment — 9.6%
ASML Holding NV, Registered Shares	208	124,552
NVIDIA Corp.	626	255,283

		379,835

Software — 25.5%
ANSYS, Inc.(a)	252	70,122
Cadence Design Systems, Inc.(a)	346	82,988
Intuit, Inc.	294	145,515
Microsoft Corp.	1,555	525,761
Roper Technologies, Inc.	126	61,560
ServiceNow, Inc.(a)	101	58,767
Splunk, Inc.(a)	419	61,660

		1,006,373

Technology Hardware, Storage & Peripherals — 8.6%
Apple Inc.	1,981	338,295

Textiles, Apparel & Luxury Goods — 3.9%
Kering SA	160	65,072
Lululemon Athletica, Inc.(a)	226	88,927

		153,999

Total Long-Term Investments — 98.7% (Cost: $4,151,448)		3,895,239

Short-Term Securities

Money Market Funds — 1.0%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 5.24%(b)(c)	39,870	39,870

Total Short-Term Securities — 1.0% (Cost: $39,870)		39,870

Total Investments — 99.7% (Cost: $4,191,318)		3,935,109

Other Assets Less Liabilities — 0.3%		11,675

Net Assets — 100.0%		$3,946,784

(a)	Non-income producing security.
(b)	Affiliate of the Fund.
(c)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the six months ended October 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 04/30/23	Purchases at Cost	Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 10/31/23	Shares Held at 10/31/23	Income		Capital Gain Distributions from Underlying Funds

BlackRock Liquidity Funds, T-Fund, Institutional Class	$63,963	$—	$(24,093	)(a)	$—	$—	$39,870	39,870	$1,282		$—
SL Liquidity Series, LLC, Money Market Series(b)	—	—	(6	)(a)	6	—	—	—	11	(c)	—

					$6	$—	$39,870		$1,293		$—

(a)	Represents net amount purchased (sold).
(b)	As of period end, the entity is no longer held.
(c)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

S C H E D U L E S O F I N V E S T M E N T S	13

Schedule of Investments (unaudited) (continued) October 31, 2023	BlackRock Sustainable U.S. Growth Equity Fund

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks
Automobiles	$133,960	$—	$—	$133,960
Broadline Retail	323,941	—	—	323,941
Capital Markets	148,806	—	—	148,806
Chemicals	75,819	—	—	75,819
Commercial Services & Supplies	100,923	—	—	100,923
Containers & Packaging	42,420	—	—	42,420
Financial Services	226,166	—	—	226,166
Health Care Equipment & Supplies	170,962	—	—	170,962
Health Care Providers & Services	128,534	—	—	128,534
Interactive Media & Services	172,843	—	—	172,843
Life Sciences Tools & Services	201,988	51,830	—	253,818
Machinery	91,646	—	—	91,646
Oil, Gas & Consumable Fuels	45,599	—	—	45,599
Personal Care Products	—	101,300	—	101,300
Semiconductors & Semiconductor Equipment	379,835	—	—	379,835
Software	1,006,373	—	—	1,006,373
Technology Hardware, Storage & Peripherals	338,295	—	—	338,295
Textiles, Apparel & Luxury Goods	88,927	65,072	—	153,999
Short-Term Securities
Money Market Funds	39,870	—	—	39,870

	$3,716,907	$218,202	$—	$3,935,109

See notes to financial statements.

14	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) October 31, 2023	BlackRock Sustainable U.S. Value Equity Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 2.7%
L3Harris Technologies, Inc.	690	$123,793

Automobile Components — 0.9%
Lear Corp.	310	40,226

Automobiles — 1.7%
General Motors Co.	2,745	77,409

Banks — 8.0%
Citigroup, Inc.	3,068	121,155
Citizens Financial Group, Inc.	1,701	39,855
First Citizens BancShares, Inc., Class A	54	74,560
JPMorgan Chase & Co.	457	63,550
Wells Fargo & Co.	1,655	65,819

		364,939

Building Products — 1.8%
Allegion PLC	859	84,491

Capital Markets — 2.4%
Goldman Sachs Group, Inc. (The)	139	42,202
Raymond James Financial, Inc.	704	67,190

		109,392

Chemicals — 1.0%
International Flavors & Fragrances, Inc.	697	47,640

Communications Equipment — 2.8%
Cisco Systems, Inc.	2,482	129,387

Consumer Staples Distribution & Retail — 2.7%
Dollar General Corp.	394	46,902
Dollar Tree, Inc.(a)	692	76,874

		123,776

Containers & Packaging — 2.5%
Crown Holdings, Inc.	535	43,121
Sealed Air Corp.	2,389	73,557

		116,678

Diversified Telecommunication Services — 2.7%
Verizon Communications, Inc.	3,518	123,587

Electric Utilities — 2.5%
Exelon Corp.	2,185	85,084
NextEra Energy, Inc.	548	31,948

		117,032

Electronic Equipment, Instruments & Components — 1.1%
Zebra Technologies Corp., Class A(a)	235	49,216

Financial Services — 2.9%
Fidelity National Information Services, Inc.	1,662	81,621
Visa, Inc., Class A	226	53,132

		134,753

Food Products — 4.5%
Kraft Heinz Co. (The)	3,668	115,395
Mondelez International, Inc., Class A	1,384	91,635

		207,030

Ground Transportation — 1.4%
Union Pacific Corp.	312	64,774

Health Care Equipment & Supplies — 3.3%
Baxter International, Inc.	3,072	99,625
Zimmer Biomet Holdings, Inc.	476	49,699

		149,324

Security	Shares	Value

Health Care Providers & Services — 9.3%
Cardinal Health, Inc.	1,195	$108,745
Cigna Group (The)	416	128,627
Elevance Health, Inc.	236	106,221
Laboratory Corp. of America Holdings	410	81,890

		425,483

Household Durables — 3.9%
Panasonic Holdings Corp.	8,500	74,575
Sony Group Corp., ADR	1,241	103,065

		177,640

Insurance — 8.8%
American International Group, Inc.	2,034	124,705
Fidelity National Financial, Inc., Class A	1,025	40,067
First American Financial Corp.	757	38,940
Prudential PLC	6,511	68,082
Willis Towers Watson PLC	550	129,739

		401,533

IT Services — 2.2%
Cognizant Technology Solutions Corp., Class A	1,557	100,380

Life Sciences Tools & Services — 2.6%
Avantor, Inc.(a)	2,844	49,571
Fortrea Holdings, Inc.(a)	2,447	69,495

		119,066

Machinery — 2.4%
CNH Industrial NV	2,550	27,999
Komatsu Ltd.	2,300	52,846
Pentair PLC	465	27,026

		107,871

Media — 1.7%
Comcast Corp., Class A	1,924	79,442

Multi-Utilities — 1.4%
Public Service Enterprise Group, Inc.	1,009	62,205

Oil, Gas & Consumable Fuels — 9.1%
Cheniere Energy, Inc.	674	112,167
Kosmos Energy Ltd.(a)	11,210	81,160
Shell PLC	4,574	147,406
Woodside Energy Group Ltd.	3,515	76,556

		417,289

Personal Care Products — 1.4%
Unilever PLC, ADR	1,341	63,496

Pharmaceuticals — 3.1%
Eli Lilly & Co.	51	28,250
Novo Nordisk A/S, ADR	279	26,943
Sanofi SA	937	85,086

		140,279

Professional Services — 0.5%
TransUnion	516	22,642

Software — 2.4%
Microsoft Corp.	323	109,210

Specialized REITs — 1.3%
Crown Castle, Inc.	654	60,809

Technology Hardware, Storage & Peripherals — 1.9%
Western Digital Corp.(a)	2,156	86,563

S C H E D U L E S O F I N V E S T M E N T S	15

Schedule of Investments (unaudited) (continued) October 31, 2023	BlackRock Sustainable U.S. Value Equity Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Textiles, Apparel & Luxury Goods — 1.4%
Gildan Activewear, Inc.	2,268	$64,434

Total Long-Term Investments — 98.3% (Cost: $4,971,062)		4,501,789

Short-Term Securities

Money Market Funds — 1.4%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 5.24%(b)(c)	66,095	66,095

Total Short-Term Securities — 1.4% (Cost: $66,095)		66,095

Total Investments — 99.7% (Cost: $5,037,157)		4,567,884

Other Assets Less Liabilities — 0.3%		12,705

Net Assets — 100.0%		$4,580,589

(a)	Non-income producing security.
(b)	Affiliate of the Fund.
(c)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the six months ended October 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

											Capital
						Change in					Gain
					Net	Unrealized		Shares			Distributions
	Value at	Purchases	Proceeds		Realized	Appreciation	Value at	Held at			from Underlying
Affiliated Issuer	04/30/23	at Cost	from Sale		Gain (Loss)	(Depreciation )	10/31/23	10/31/23	Income		Funds

BlackRock Liquidity Funds, T-Fund, Institutional Class	$77,979	$—	$(11,884	)(a)	$—	$—	$66,095	66,095	$933		$—
SL Liquidity Series, LLC, Money Market Series(b)	195,459	—	(195,475	)(a)	25	(9)	—	—	9	(c)	—

					$25	$(9)	$66,095		$942		$—

(a)	Represents net amount purchased (sold).
(b)	As of period end, the entity is no longer held.
(c)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks
Aerospace & Defense	$123,793	$—	$—	$123,793
Automobile Components	40,226	—	—	40,226
Automobiles	77,409	—	—	77,409
Banks	364,939	—	—	364,939

16	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2023	BlackRock Sustainable U.S. Value Equity Fund

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total

Common Stocks (continued)
Building Products	$84,491	$—	$—	$84,491
Capital Markets	109,392	—	—	109,392
Chemicals	47,640	—	—	47,640
Communications Equipment	129,387	—	—	129,387
Consumer Staples Distribution & Retail	123,776	—	—	123,776
Containers & Packaging	116,678	—	—	116,678
Diversified Telecommunication Services	123,587	—	—	123,587
Electric Utilities	117,032	—	—	117,032
Electronic Equipment, Instruments & Components	49,216	—	—	49,216
Financial Services	134,753	—	—	134,753
Food Products	207,030	—	—	207,030
Ground Transportation	64,774	—	—	64,774
Health Care Equipment & Supplies	149,324	—	—	149,324
Health Care Providers & Services	425,483	—	—	425,483
Household Durables	103,065	74,575	—	177,640
Insurance	333,451	68,082	—	401,533
IT Services	100,380	—	—	100,380
Life Sciences Tools & Services	119,066	—	—	119,066
Machinery	55,025	52,846	—	107,871
Media	79,442	—	—	79,442
Multi-Utilities	62,205	—	—	62,205
Oil, Gas & Consumable Fuels	193,327	223,962	—	417,289
Personal Care Products	63,496	—	—	63,496
Pharmaceuticals	55,193	85,086	—	140,279
Professional Services	22,642	—	—	22,642
Software	109,210	—	—	109,210
Specialized REITs	60,809	—	—	60,809
Technology Hardware, Storage & Peripherals	86,563	—	—	86,563
Textiles, Apparel & Luxury Goods	64,434	—	—	64,434
Short-Term Securities
Money Market Funds	66,095	—	—	66,095

	$4,063,333	$504,551	$—	$4,567,884

See notes to financial statements.

S C H E D U L E S O F I N V E S T M E N T S	17

Statements of Assets and Liabilities (unaudited)

October 31, 2023

	BlackRock	BlackRock	BlackRock
	Sustainable	Sustainable	Sustainable
	International	U.S. Growth	U.S. Value
	Equity	Equity	Equity
	Fund	Fund	Fund

ASSETS
Investments, at value — unaffiliated(a)(b)	$4,059,990	$3,895,239	$4,501,789
Investments, at value — affiliated(c)	238,667	39,870	66,095
Foreign currency, at value(d)	—	—	1,587
Receivables:
Investments sold	—	—	62,573
Dividends — unaffiliated	7,908	—	5,555
Dividends — affiliated	863	99	218
From the Manager	22,504	19,561	21,070
Prepaid expenses	32,147	32,200	32,225

Total assets	4,362,079	3,986,969	4,691,112

LIABILITIES
Payables:
Investments purchased	—	—	81,270
Accounting services fees	12,361	12,355	12,367
Administration fees	5	3	4
Custodian fees	5,780	6,166	3,984
Directors’ and Officer’s fees	585	585	586
Other accrued expenses	986	175	132
Printing fees	16,976	7,496	7,853
Professional fees	16,204	13,385	4,282
Service fees	19	20	45

Total liabilities	52,916	40,185	110,523

Commitments and contingent liabilities

NET ASSETS	$4,309,163	$3,946,784	$4,580,589

NET ASSETS CONSIST OF:
Paid-in capital	$5,048,352	$5,006,554	$5,136,273
Accumulated loss	(739,189)	(1,059,770)	(555,684)

NET ASSETS	$4,309,163	$3,946,784	$4,580,589

(a) Investments, at cost — unaffiliated	$4,349,731	$4,151,448	$4,971,062
(c) Investments, at cost — affiliated	$238,667	$39,870	$66,095
(d) Foreign currency, at cost	$—	$—	$1,609

18	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities (unaudited) (continued)

October 31, 2023

	BlackRock	BlackRock	BlackRock
	Sustainable	Sustainable	Sustainable
	International	U.S. Growth	U.S. Value
	Equity	Equity	Equity
	Fund	Fund	Fund

NET ASSET VALUE

Institutional

Net assets	$141,209	$83,084	$101,557

Shares outstanding	16,610	10,576	11,425

Net asset value	$8.50	$7.86	$8.89

Shares authorized	500 million	500 million	500 million

Par value	$0.10	$0.10	$0.10

Investor A

Net assets	$84,944	$91,137	$210,915

Shares outstanding	10,008	11,651	23,767

Net asset value	$8.49	$7.82	$8.87

Shares authorized	100 million	100 million	100 million

Par value	$0.10	$0.10	$0.10

Class K

Net assets	$4,083,010	$3,772,563	$4,268,117

Shares outstanding	480,000	480,000	480,000

Net asset value	$8.51	$7.86	$8.89

Shares authorized	500 million	500 million	500 million

Par value	$0.10	$0.10	$0.10

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	19

Statements of Operations (unaudited)

Six Months Ended October 31, 2023

	BlackRock	BlackRock	BlackRock
	Sustainable	Sustainable	Sustainable
	International	U.S. Growth	U.S. Value
	Equity Fund	Equity Fund	Equity Fund

INVESTMENT INCOME
Dividends — unaffiliated	$51,828	$11,210	$58,319
Dividends — affiliated	4,906	1,282	933
Securities lending income — affiliated — net	—	11	9
Foreign taxes withheld	(5,263)	(661)	(931)

Total investment income	51,471	11,842	58,330

EXPENSES
Professional	44,888	40,493	32,795
Registration	27,072	27,064	27,064
Accounting services	18,527	18,513	18,533
Printing and postage	17,332	9,328	8,277
Investment advisory	13,912	12,808	11,627
Directors and Officer	2,850	2,846	2,852
Administration	985	878	1,029
Administration — class specific	464	413	485
Service — class specific	116	116	278
Transfer agent — class specific	96	278	198
Miscellaneous	5,623	5,092	5,403

Total expenses excluding interest expense	131,865	117,829	108,541
Interest expense	2	4	9

Total expenses	131,867	117,833	108,550
Less:
Administration fees waived	(985)	(878)	(1,029)
Administration fees waived by the Manager — class specific	(449)	(408)	(471)
Fees waived and/or reimbursed by the Manager	(116,225)	(103,260)	(94,862)
Transfer agent fees waived and/or reimbursed by the Manager — class specific	(59)	(238)	(127)

Total expenses after fees waived and/or reimbursed	14,149	13,049	12,061

Net investment income (loss)	37,322	(1,207)	46,269

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(76,307)	(156,232)	(38,549)
Investments — affiliated	—	6	25
Foreign currency transactions	(1,579)	8	(188)

	(77,886)	(156,218)	(38,712)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(341,780)	307,214	(209,473)
Investments — affiliated	—	—	(9)
Foreign currency translations	(229)	29	(5)

	(342,009)	307,243	(209,487)

Net realized and unrealized gain (loss)	(419,895)	151,025	(248,199)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(382,573)	$149,818	$(201,930)

See notes to financial statements.

20	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets

	BlackRock Sustainable International Equity Fund		BlackRock Sustainable U.S. Growth Equity Fund

	Six Months Ended 10/31/23 (unaudited)	Year Ended 04/30/23	Six Months Ended 10/31/23 (unaudited)	Year Ended 04/30/23

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income (loss)	$37,322	$68,024	$(1,207)	$(547)
Net realized loss	(77,886)	(274,200)	(156,218)	(468,112)
Net change in unrealized appreciation (depreciation)	(342,009)	548,954	307,243	491,427

Net increase (decrease) in net assets resulting from operations	(382,573)	342,778	149,818	22,768

DISTRIBUTIONS TO SHAREHOLDERS(a)
Institutional	(898)	(1,095)	(4)	(54)
Investor A	(466)	(899)	—	—
Class K	(26,287)	(54,092)	(753)	(3,821)

Decrease in net assets resulting from distributions to shareholders	(27,651)	(56,086)	(757)	(3,875)

CAPITAL SHARE TRANSACTIONS

Net increase in net assets derived from capital share transactions	58,998	90	7,503	6,832

NET ASSETS
Total increase (decrease) in net assets	(351,226)	286,782	156,564	25,725
Beginning of period	4,660,389	4,373,607	3,790,220	3,764,495

End of period	$4,309,163	$4,660,389	$3,946,784	$3,790,220

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	21

Statements of Changes in Net Assets (continued)

	BlackRock Sustainable U.S. Value Equity Fund

	Six Months Ended
	10/31/23	Year Ended
	(unaudited)	04/30/23

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$46,269	$99,319
Net realized loss	(38,712)	(94,504)
Net change in unrealized appreciation (depreciation)	(209,487)	(96,194)

Net decrease in net assets resulting from operations	(201,930)	(91,379)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Institutional	(804)	(2,854)
Investor A	(1,488)	(4,651)
Class K	(34,523)	(133,232)

Decrease in net assets resulting from distributions to shareholders	(36,815)	(140,737)

CAPITAL SHARE TRANSACTIONS

Net increase in net assets derived from capital share transactions	9,541	99,362

NET ASSETS
Total decrease in net assets	(229,204)	(132,754)
Beginning of period	4,809,793	4,942,547

End of period	$4,580,589	$4,809,793

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

22	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Sustainable International Equity Fund

	Institutional

	Six Months Ended			Period from
	10/31/23		Year Ended	10/18/21	(a)
	(unaudited)		04/30/23	to 04/30/22

Net asset value, beginning of period	$9.31		$8.74	$10.00

Net investment income(b)	0.06		0.13	0.03
Net realized and unrealized gain (loss)	(0.82)		0.55	(1.29)

Net increase (decrease) from investment operations	(0.76)		0.68	(1.26)

Distributions from net investment income(c)	(0.05)		(0.11)	—

Net asset value, end of period	$8.50		$9.31	$8.74

Total Return(d)
Based on net asset value	(8.17	)%(e)	7.94%	(12.60	)%(e)

Ratios to Average Net Assets(f)
Total expenses	5.76	%(g)	7.53%	4.76	%(g)(h)

Total expenses after fees waived and/or reimbursed	0.65	%(g)	0.65%	0.65	%(g)

Net investment income	1.35	%(g)	1.59%	0.60	%(g)

Supplemental Data
Net assets, end of period (000)	$141		$93	$87

Portfolio turnover rate	13%		29%	20%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Not annualized.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
(h)	Audit, offering, organization and printing costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 6.80%.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	23

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Sustainable International Equity Fund (continued)

	Investor A

	Six Months Ended			Period from
	10/31/23		Year Ended	10/18/21	(a)
	(unaudited)		04/30/23	to 04/30/22

Net asset value, beginning of period	$9.30		$8.73	$10.00

Net investment income(b)	0.06		0.11	0.02
Net realized and unrealized gain (loss)	(0.82)		0.55	(1.29)

Net increase (decrease) from investment operations	(0.76)		0.66	(1.27)

Distributions from net investment income(c)	(0.05)		(0.09)	—

Net asset value, end of period	$8.49		$9.30	$8.73

Total Return(d)
Based on net asset value	(8.26	)%(e)	7.67%	(12.70	)%(e)

Ratios to Average Net Assets(f)
Total expenses	6.03	%(g)	7.82%	5.01	%(g)(h)

Total expenses after fees waived and/or reimbursed	0.90	%(g)	0.90%	0.90	%(g)

Net investment income	1.33	%(g)	1.34%	0.36	%(g)

Supplemental Data
Net assets, end of period (000)	$85		$94	$89

Portfolio turnover rate	13%		29%	20%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Not annualized.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
(h)	Audit, offering, organization and printing costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 7.05%.

See notes to financial statements.

24	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Sustainable International Equity Fund (continued)

	Class K

	Six Months Ended			Period from
	10/31/23		Year Ended	10/18/21	(a)
	(unaudited)		04/30/23	to 04/30/22

Net asset value, beginning of period	$9.32		$8.74	$10.00

Net investment income(b)	0.07		0.14	0.03
Net realized and unrealized gain (loss)	(0.83)		0.55	(1.29)

Net increase (decrease) from investment operations	(0.76)		0.69	(1.26)

Distributions from net investment income(c)	(0.05)		(0.11)	—

Net asset value, end of period	$8.51		$9.32	$8.74

Total Return(d)
Based on net asset value	(8.16	)%(e)	8.09%	(12.60	)%(e)

Ratios to Average Net Assets(f)
Total expenses	5.68	%(g)	6.91%	4.39	%(g)(h)

Total expenses after fees waived and/or reimbursed	0.60	%(g)	0.60%	0.60	%(g)

Net investment income	1.62	%(g)	1.64%	0.65	%(g)

Supplemental Data
Net assets, end of period (000)	$4,083		$4,473	$4,198

Portfolio turnover rate	13%		29%	20%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Not annualized.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
(h)	Audit, offering, organization and printing costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 6.43%

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	25

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Sustainable U.S. Growth Equity Fund

	Institutional

	Six Months Ended				Period from
	10/31/23		Year Ended		10/18/21	(a)
	(unaudited)		04/30/23		to 04/30/22

Net asset value, beginning of period	$7.56		$7.52		$10.00

Net investment loss(b)	(0.00	)(c)	(0.00	)(c)	(0.02)
Net realized and unrealized gain (loss)	0.30		0.05		(2.46)

Net increase (decrease) from investment operations	0.30		0.05		(2.48)

Distributions from net investment income(d)	(0.00	)(c)	(0.01)		—

Net asset value, end of period	$7.86		$7.56		$7.52

Total Return(e)
Based on net asset value	3.97	%(f)	0.61%		(24.80	)%(f)

Ratios to Average Net Assets(g)
Total expenses	6.00	%(h)	7.58%		4.69	%(h)(i)

Total expenses after fees waived and/or reimbursed	0.67	%(h)	0.67%		0.67	%(h)

Net investment loss	(0.10	)%(h)	(0.06)%		(0.31	)%(h)

Supplemental Data
Net assets, end of period (000)	$83		$79		$76

Portfolio turnover rate	11%		17%		7%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Amount is greater than $(0.005) per share.
(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Not annualized.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Annualized.
(i)	Audit, offering, organization and printing costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 6.73%.

See notes to financial statements.

26	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Sustainable U.S. Growth Equity Fund

	Investor A

	Six Months Ended			Period from
	10/31/23		Year Ended	10/18/21	(a)
	(unaudited)		04/30/23	to 04/30/22

Net asset value, beginning of period	$7.53		$7.51	$10.00

Net investment loss(b)	(0.01)		(0.02)	(0.03)
Net realized and unrealized gain (loss)	0.30		0.04	(2.46)

Net increase (decrease) from investment operations	0.29		0.02	(2.49)

Net asset value, end of period	$7.82		$7.53	$7.51

Total Return(c)
Based on net asset value	3.85	%(d)	0.27%	(24.90	)%(d)

Ratios to Average Net Assets(e)
Total expenses	6.20	%(f)	8.17%	4.94	%(f)(g)

Total expenses after fees waived and/or reimbursed	0.92	%(f)	0.92%	0.92	%(f)

Net investment loss	(0.36	)%(f)	(0.31)%	(0.56	)%(f)

Supplemental Data
Net assets, end of period (000)	$91		$82	$77

Portfolio turnover rate	11%		17%	7%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Annualized.
(g)	Audit, offering, organization and printing costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 6.98%.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	27

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Sustainable U.S. Growth Equity Fund

	Class K

	Six Months Ended				Period from
	10/31/23		Year Ended		10/18/21	(a)
	(unaudited)		04/30/23		to 04/30/22

Net asset value, beginning of period	$7.56		$7.52		$10.00

Net investment loss(b)	(0.00	)(c)	(0.00	)(c)	(0.01)
Net realized and unrealized gain (loss)	0.30		0.05		(2.47)

Net increase (decrease) from investment operations	0.30		0.05		(2.48)

Distributions from net investment income(d)	(0.00	)(c)	(0.01)		—

Net asset value, end of period	$7.86		$7.56		$7.52

Total Return(e)
Based on net asset value	3.99	%(f)	0.65%		(24.80	)%(f)

Ratios to Average Net Assets(g)
Total expenses	5.69	%(h)	7.10%		4.31	%(h)(i)

Total expenses after fees waived and/or reimbursed	0.62	%(h)	0.62%		0.62	%(h)

Net investment loss	(0.05	)%(h)	(0.01)%		(0.26	)%(h)

Supplemental Data
Net assets, end of period (000)	$3,773		$3,629		$3,611

Portfolio turnover rate	11%		17%		7%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Amount is greater than $(0.005) per share.
(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Not annualized.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Annualized.
(i)	Audit, offering, organization and printing costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 6.36%.

See notes to financial statements.

28	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Sustainable U.S. Value Equity Fund

	Institutional

	Six Months Ended			Period from
	10/31/23		Year Ended	10/18/21	(a)
	(unaudited)		04/30/23	to 04/30/22

Net asset value, beginning of period	$9.35		$9.81	$10.00

Net investment income(b)	0.09		0.19	0.09
Net realized and unrealized loss	(0.48)		(0.37)	(0.25)

Net decrease from investment operations	(0.39)		(0.18)	(0.16)

Distributions(c)

From net investment income	(0.07)		(0.20)	(0.03)
From net realized gain	—		(0.08)	(0.00	)(d)

Total distributions	(0.07)		(0.28)	(0.03)

Net asset value, end of period	$8.89		$9.35	$9.81

Total Return(e)
Based on net asset value	(4.24	)%(f)	(1.78)%	(1.63	)%(f)

Ratios to Average Net Assets(g)
Total expenses	4.50	%(h)	5.70%	4.18	%(h)(i)

Total expenses after fees waived and/or reimbursed	0.53	%(h)	0.53%	0.53	%(h)(i)

Net investment income	1.87	%(h)	2.05%	1.57	%(h)

Supplemental Data
Net assets, end of period (000)	$102		$102	$98

Portfolio turnover rate	29%		61%	40%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Amount is greater than $(0.005) per share.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Not annualized.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Annualized.
(i)

Audit, excise tax, offering, organization and printing costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses and total expenses after fees waived and/or reimbursed would have been 6.03% and 0.54%, respectively.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	29

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Sustainable U.S. Value Equity Fund

	Investor A

	Six Months Ended			Period from
	10/31/23		Year Ended	10/18/21	(a)
	(unaudited)		04/30/23	to 04/30/22

Net asset value, beginning of period	$9.34		$9.81	$10.00

Net investment income(b)	0.08		0.17	0.08
Net realized and unrealized loss	(0.49)		(0.38)	(0.25)

Net decrease from investment operations	(0.41)		(0.21)	(0.17)

Distributions(c)

From net investment income	(0.06)		(0.18)	(0.02)
From net realized gain	—		(0.08)	(0.00	)(d)

Total distributions	(0.06)		(0.26)	(0.02)

Net asset value, end of period	$8.87		$9.34	$9.81

Total Return(e)
Based on net asset value	(4.43	)%(f)	(2.08)%	(1.68	)%(f)

Ratios to Average Net Assets(g)
Total expenses	4.85	%(h)	5.77%	4.39	%(h)(i)

Total expenses after fees waived and/or reimbursed	0.78	%(h)	0.78%	0.78	%(h)(i)

Net investment income	1.62	%(h)	1.80%	1.39	%(h)

Supplemental Data
Net assets, end of period (000)	$211		$217	$134

Portfolio turnover rate	29%		61%	40%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Amount is greater than $(0.005) per share.
(e)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(f)	Not annualized.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Annualized.
(i)

Audit, excise tax, offering, organization and printing costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses and total expenses after fees waived and/or reimbursed would have been 6.21% and 0.79%, respectively.

See notes to financial statements.

30	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Sustainable U.S. Value Equity Fund

	Class K

	Six Months Ended			Period from
	10/31/23		Year Ended	10/18/21	(a)
	(unaudited)		04/30/23	to 04/30/22

Net asset value, beginning of period	$9.36		$9.81	$10.00

Net investment income(b)	0.09		0.20	0.09
Net realized and unrealized loss	(0.49)		(0.37)	(0.25)

Net decrease from investment operations	(0.40)		(0.17)	(0.16)

Distributions(c)

From net investment income	(0.07)		(0.20)	(0.03)
From net realized gain	—		(0.08)	(0.00	)(d)

Total distributions	(0.07)		(0.28)	(0.03)

Net asset value, end of period	$8.89		$9.36	$9.81

Total Return(e)
Based on net asset value	(4.33	)%(f)	(1.64)%	(1.61	)%(f)

Ratios to Average Net Assets(g)
Total expenses	4.46	%(h)	5.23%	3.83	%(h)(i)

Total expenses after fees waived and/or reimbursed	0.48	%(h)	0.48%	0.48	%(h)(i)

Net investment income	1.93	%(h)	2.11%	1.62	%(h)

Supplemental Data
Net assets, end of period (000)	$4,268		$4,490	$4,711

Portfolio turnover rate	29%		61%	40%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Amount is greater than $(0.005) per share.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Not annualized.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Annualized.
(i)

Audit, excise tax, offering, organization and printing costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses and total expenses after fees waived and/or reimbursed would have been 5.68% and 0.49%, respectively.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	31

Notes to Financial Statements (unaudited)

1.	ORGANIZATION

BlackRock Funds VII, Inc. (the “Corporation”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Corporation is organized as a Maryland corporation. The following, each of which is a series of the Corporation, are referred to herein collectively as the “Funds” or individually as a “Fund”:

Fund Name	Herein Referred To As	Diversification Classification

BlackRock Sustainable International Equity Fund	Sustainable International Equity	Non-Diversified
BlackRock Sustainable U.S. Growth Equity Fund	Sustainable U.S. Growth Equity	Non-Diversified
BlackRock Sustainable U.S. Value Equity Fund	Sustainable U.S. Value Equity	Non-Diversified

Each Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional and Class K Shares are sold only to certain eligible investors. Investor A Shares bear certain expenses related to shareholder servicing of such shares. Investor A Shares are generally available through financial intermediaries. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures.

Share Class	Initial Sales Charge	CDSC		Conversion Privilege

Institutional and Class K Shares	No	No		None
Investor A Shares	Yes	No	(a)	None

(a)	Investor A Shares may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase.

The Funds, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of funds referred to as the BlackRock Multi-Asset Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend dates. Non-cash dividends, if any, are recorded on the ex-dividend dates at fair value. Dividends from foreign securities where the ex-dividend dates may have passed are subsequently recorded when the Funds are informed of the ex-dividend dates. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Currency Translation: Each Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

ForeignTaxes: The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests. These foreign taxes, if any, are paid by each Fund and are reflected in its Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Foreign taxes withheld”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of October 31, 2023, if any, are disclosed in the Statements of Assets and Liabilities.

The Funds file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Funds may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statements of Operations include tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

Bank Overdraft: The Funds had outstanding cash disbursements exceeding deposited cash amounts at the custodian during the reporting period. The Funds are obligated to repay the custodian for any overdraft, including any related costs or expenses, where applicable. For financial reporting purposes, overdraft fees, if any, are included in interest expense in the Statements of Operations.

32	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (unaudited) (continued)

Distributions: Distributions paid by the Funds are recorded on the ex-dividend dates. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or the applicable class. Expenses directly related to the Funds and other shared expenses prorated to the Funds are allocated daily to each class based on their relative net assets or other appropriate methods. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

The Funds have an arrangement with their custodian whereby credits are earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. The Funds may incur charges on overdrafts, subject to certain conditions.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund is open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board of Directors of the Corporation (the “Board”) has approved the designation of each Fund’s Manager as the valuation designee for each Fund. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under the Manager’s policies. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with the Manager’s policies and procedures as reflecting fair value. The Manager has formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments, with assistance from other BlackRock pricing committees.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Each business day, the Funds use current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Valuation Committee in accordance with the Manager’s policies and procedures as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Valuation Committee seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Valuation Committee deems relevant and consistent with the principles of fair value measurement.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

N O T E S T O F I N A N C I A L S T A T E M E N T S	33

Notes to Financial Statements (unaudited) (continued)

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: The Funds may lend their securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Funds collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Funds are entitled to all distributions made on or in respect of the loaned securities, but do not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedules of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan, if any, are disclosed in the Funds’ Schedules of Investments. The market value of any securities on loan and the value of related collateral, if any, are shown separately in the Statements of Assets and Liabilities as a component of investments at value – unaffiliated and collateral on securities loaned, respectively.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Funds can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value on the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Funds.

5.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Corporation, on behalf of the Funds, entered into an Investment Advisory Agreement with the Manager, the Funds’ investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory services. The Manager is responsible for the management of each Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund.

For such services, each Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of each Fund’s net assets:

	Investment Advisory Fees

Average Daily Net Assets	Sustainable International Equity	Sustainable U.S. Growth Equity	Sustainable U.S. Value Equity

First $1 billion	0.60%	0.62%	0.48%
$1 billion - $3 billion	0.56	0.58	0.45
$3 billion - $5 billion	0.54	0.56	0.43
$5 billion - $10 billion	0.52	0.54	0.42
Greater than $10 billion	0.51	0.53	0.41

With respect to Sustainable International Equity, the Manager entered into a sub-advisory agreement with BlackRock International Limited (“BIL”), an affiliate of the Manager. The Manager pays BIL for services it provides for that portion of the Fund for which BIL acts as sub-adviser, a monthly fee that is equal to a percentage of the investment advisory fees paid by the Fund to the Manager.

Service and Distribution Fees: The Corporation, on behalf of the Funds, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, each Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of each Fund as follows:

Share Class	Service Fees	Distribution Fees

Investor A	0.25%	N/A

34	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (unaudited) (continued)

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Funds. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

For the six months ended October 31, 2023, the following table shows the class specific service and distribution fees borne directly by each share class of each Fund:

Fund Name	Investor A	Total

Sustainable International Equity	$116	$116
Sustainable U.S. Growth Equity	116	116
Sustainable U.S. Value Equity	278	278

Administration: The Corporation, on behalf of the Funds, entered into an Administration Agreement with the Manager, an indirect, wholly-owned subsidiary of BlackRock, to provide administrative services. For these services, the Manager receives an administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of each Fund. The administration fee, which is shown as administration in the Statements of Operations, is paid at the annual rates below.

Average Daily Net Assets	Administration Fees

First $500 million	0.0425%
$500 million - $1 billion	0.0400
$1 billion - $2 billion	0.0375
$2 billion - $4 billion	0.0350
$4 billion - $13 billion	0.0325
Greater than $13 billion	0.0300

In addition, the Manager charges each of the share classes an administration fee, which is shown as administration — class specific in the Statements of Operations, at an annual rate of 0.02% of the average daily net assets of each respective class.

For the six months ended October 31, 2023, the following table shows the class specific administration fees borne directly by each share class of each Fund:

Fund Name	Institutional	Investor A	Class K	Total

Sustainable International Equity	$13	$9	$442	$464
Sustainable U.S. Growth Equity	9	9	395	413
Sustainable U.S. Value Equity	11	22	452	485

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to servicing of underlying investor accounts. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the six months ended October 31, 2023, the Funds did not pay any amounts to affiliates in return for these services.

For the six months ended October 31, 2023, the following table shows the class specific transfer agent fees borne directly by each share class of each Fund:

Fund Name	Institutional	Investor A	Class K	Total

Sustainable International Equity	$15	$52	$29	$96
Sustainable U.S. Growth Equity	137	113	28	278
Sustainable U.S. Value Equity	15	146	37	198

Other Fees: For the six months ended October 31, 2023, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of each Fund’s Investor A Shares as follows:

Fund Name	Amounts

Sustainable International Equity	$—
Sustainable U.S. Growth Equity	2
Sustainable U.S. Value Equity	4

Expense Limitations, Waivers, Reimbursements, and Recoupments: With respect to each Fund, the Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through June 30, 2025. The contractual agreement may be terminated upon 90 days’ notice by a majority of the directors who are not “interested persons” of the Corporation, as defined in the 1940 Act (“Independent Directors”), or by a vote of a majority of the outstanding voting securities of a Fund. The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation described below will be reduced by the amount of the affiliated money market fund waiver. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the six months ended October 31, 2023, the amounts waived were as follows:

Fund Name	Amounts Waived

Sustainable International Equity	$71
Sustainable U.S. Growth Equity	19
Sustainable U.S. Value Equity	14

N O T E S T O F I N A N C I A L S T A T E M E N T S	35

Notes to Financial Statements (unaudited) (continued)

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of each Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2025. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of a Fund. For the six months ended October 31, 2023, there were no fees waived and/or reimbursed by the Manager pursuant to this arrangement.

With respect to each Fund, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of each Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

Share Class	Sustainable International Equity	Sustainable U.S. Growth Equity	Sustainable U.S. Value Equity

Institutional	0.65%	0.67%	0.53%
Investor A	0.90	0.92	0.78
Class K	0.60	0.62	0.48

The Manager has agreed not to reduce or discontinue the contractual expense limitations through June 30, 2025, unless approved by the Board, including a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of a Fund.

For the six months ended October 31, 2023, the Manager waived and/or reimbursed investment advisory fees, which is included in fees waived and/or reimbursed by the Manager in the Statements of Operations, as follows:

Fund Name	Amounts Waived

Sustainable International Equity	$116,153
Sustainable U.S. Growth Equity	103,241
Sustainable U.S. Value Equity	94,848

The following Funds also had a waiver of administration fees, which are included in Administration fees waived in the Statements of Operations. For the six months ended October 31, 2023, the amounts were as follows:

Fund Name	Amounts Waived

Sustainable International Equity	$985
Sustainable U.S. Growth Equity	878
Sustainable U.S. Value Equity	1,029

In addition, these amounts waived and/or reimbursed by the Manager are included in Administration fees waived by the Manager — class specific and transfer agent fees waived and/or reimbursed by the Manager — class specific, respectively, in the Statements of Operations. For the six months ended October 31, 2023, class specific expense waivers and/or reimbursements were as follows:

	Administration Fees Waived by the Manager - Class Specific

Fund Name	Institutional	Investor A	Class K	Total

Sustainable International Equity	$1	$9	$439	$449
Sustainable U.S. Growth Equity	6	9	393	408
Sustainable U.S. Value Equity	—	22	449	471

	Transfer Agent Fees Waived and/or Reimbursed by the Manager - Class Specific

Fund Name	Institutional	Investor A	Class K	Total

Sustainable International Equity	$—	$30	$29	$59
Sustainable U.S. Growth Equity	120	90	28	238
Sustainable U.S. Value Equity	—	91	36	127

With respect to the contractual expense limitation, if during a Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver and/or reimbursement from the Manager, are less than the current expense limitation for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of: (a) the amount of fees waived and/or expenses reimbursed during those prior two fiscal years under the agreement and (b) an amount not to exceed either the current expense limitation of that share class or the expense limitation of the share class in effect at the time that the share class received the applicable waiver and/or reimbursement, provided that:

(1)	each Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year, and

(2)	the Manager or an affiliate continues to serve as a Fund’s investment adviser or administrator.

This repayment applies only to the contractual expense limitation on net expenses and does not apply to the contractual investment advisory fee waiver described above or any voluntary waivers that may be in effect from time to time. Effective October 19, 2028, the repayment arrangement between each Fund and the Manager pursuant to which such Fund may be required to repay amounts waived and/or reimbursed under each Fund’s contractual caps on net expenses will be terminated.

36	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (unaudited) (continued)

As of October 31, 2023, the fund level and class specific waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement were as follows:

	Expiring April 30,

Fund Name/Fund Level/Share Class	2024	2025	2026

Sustainable International Equity
Fund Level	$141,908	$261,562	$117,138
Institutional	179	500	1
Investor A	178	541	39
Class K	689	1,055	468
Sustainable U.S. Growth Equity
Fund Level	132,882	225,509	104,119
Institutional	178	335	126
Investor A	179	582	99
Class K	666	1,215	421
Sustainable U.S. Value Equity
Fund Level	133,001	223,571	95,877
Institutional	178	461	—
Investor A	177	542	113
Class K	714	1,459	485

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Funds are responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company, SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”), managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the Money Market Series to an annual rate of 0.04%. The investment adviser to the Money Market Series will not charge any advisory fees with respect to shares purchased by the Funds. The Money Market Series may impose a discretionary liquidity fee of up to 2% of the value withdrawn, if such fee is determined to be in the best interests of the Money Market Series. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. Each Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, (i) Sustainable U.S. Growth Equity and Sustainable U.S. Value Equity retain 81% of securities lending income (which excludes collateral investment expenses); and (ii) Sustainable International Equity retains 82% of securities lending income (which excludes collateral investment expenses), and these amounts retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeds a specified threshold, Sustainable U.S. Growth Equity and Sustainable U.S. Value Equity, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 81% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeds a specified threshold, Sustainable International Equity, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 85% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by each Fund is shown as securities lending income — affiliated — net in the Statements of Operations. For the six months ended October 31, 2023, each Fund paid BIM the following amounts for securities lending agent services:

Fund Name	Amounts

Sustainable U.S. Growth Equity	$2
Sustainable U.S. Value Equity	2

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, each Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. Each Fund is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency

N O T E S T O F I N A N C I A L S T A T E M E N T S	37

Notes to Financial Statements (unaudited) (continued)

purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the six months ended October 31, 2023, the Funds did not participate in the Interfund Lending Program.

Directors and Officers: Certain directors and/or officers of the Corporation are directors and/or officers of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Corporation’s Chief Compliance Officer, which is included in Directors and Officer in the Statements of Operations.

6.	PURCHASES AND SALES

For the six months ended October 31, 2023, purchases and sales of investments, excluding short-term securities, were as follows:

Fund Name	Purchases	Sales

Sustainable International Equity	$618,792	$566,060
Sustainable U.S. Growth Equity	415,471	378,959
Sustainable U.S. Value Equity	1,405,881	1,360,093

7.	INCOME TAX INFORMATION

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax returns generally remains open for a period of three years after they are filed. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of October 31, 2023, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

As of April 30, 2023, the Funds had non-expiring capital loss carryforwards available to offset future realized capital gains as follows:

Fund Name	Non-Expiring Capital Loss Carryforwards

Sustainable International Equity	$400,357
Sustainable U.S. Growth Equity	646,136
Sustainable U.S. Value Equity	85,884

As of October 31, 2023, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

Fund Name	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

Sustainable International Equity	$4,596,890	$214,875	$(513,108)	$(298,233)
Sustainable U.S. Growth Equity	4,191,318	291,965	(548,174)	(256,209)
Sustainable U.S. Value Equity	5,045,378	206,477	(683,971)	(477,494)

8.	BANK BORROWINGS

The Corporation, on behalf of the Funds, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is party to a 364-day, $2.50 billion credit agreement with a group of lenders. Under this agreement, the Funds may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Funds, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) Overnight Bank Funding Rate (“OBFR”) (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum, (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed or (c) the sum of (x) Daily Simple Secured Overnight Financing Rate (“SOFR”) (but, in any event, not less than 0.00%) on the date the loan is made plus 0.10% and (y) 0.80% per annum. The agreement expires in April 2024 unless extended or renewed. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended October 31, 2023, the Funds did not borrow under the credit agreement.

9.	PRINCIPAL RISKS

In the normal course of business, the Funds invest in securities or other instruments and may enter into certain transactions, and such activities subject each Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability;

38	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (unaudited) (continued)

(iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which each Fund is subject.

Infectious Illness Risk: An outbreak of an infectious illness, such as the COVID-19 pandemic, may adversely impact the economies of many nations and the global economy, and may impact individual issuers and capital markets in ways that cannot be foreseen. An infectious illness outbreak may result in, among other things, closed international borders, prolonged quarantines, supply chain disruptions, market volatility or disruptions and other significant economic, social and political impacts.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A Fund may invest in illiquid investments. An illiquid investment is any investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A Fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause each Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a Fund may lose value, regardless of the individual results of the securities and other instruments in which a Fund invests.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

Geographic/Asset Class Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its Schedule of Investments.

Certain Funds invest a significant portion of their assets in securities within a single or limited number of market sectors. When a Fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the Fund and could affect the income from, or the value or liquidity of, the Fund’s portfolio. Investment percentages in specific sectors are presented in the Schedule of Investments.

Certain Funds invest a significant portion of their assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries as well as acts of war in the region. These events may spread to other countries in Europe and may affect the value and liquidity of certain of the Funds’ investments.

Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. The United Kingdom has withdrawn from the European Union, and one or more other countries may withdraw from the European Union and/or abandon the Euro, the common currency of the European Union. These events and actions have adversely affected, and may in the future adversely affect, the value and exchange rate of the Euro and may continue to significantly affect the economies of every country in Europe, including countries that do not use the Euro and non-European Union member states. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far reaching. In addition, Russia launched a large-scale invasion of Ukraine on February 24, 2022. The extent and duration of the military action, resulting sanctions and resulting future market disruptions in the region are impossible to predict, but have been, and may continue to be, significant and have a severe adverse effect on the region, including significant negative impacts on the economy and the markets for certain securities and commodities, such as oil and natural gas, as well as other sectors.

Certain Funds invest a significant portion of their assets in securities of issuers located in the United States. A decrease in imports or exports, changes in trade regulations, inflation and/or an economic recession in the United States may have a material adverse effect on the U.S. economy and the securities listed on U.S. exchanges. Proposed and adopted policy and legislative changes in the United States may also have a significant effect on U.S. markets generally, as well as on the value of certain securities. Governmental agencies project that the United States will continue to maintain elevated public debt levels for the foreseeable future which may constrain future economic growth. Circumstances could arise that could prevent the timely payment of interest or principal on U.S. government debt, such as reaching the legislative “debt ceiling.” Such non-payment would result in substantial negative consequences for the U.S. economy and the global financial system. If U.S. relations with certain countries deteriorate, it could adversely affect issuers that rely on the United States for trade. The United States has also experienced increased internal unrest and discord. If these trends were to continue, they may have an adverse impact on the U.S. economy and the issuers in which certain Funds invest.

Significant Shareholder Redemption Risk: Certain shareholders may own or manage a substantial amount of fund shares and/or hold their fund investments for a limited period of time. Large redemptions of fund shares by these shareholders may force a fund to sell portfolio securities, which may negatively impact the fund’s NAV, increase the fund’s brokerage costs, and/or accelerate the realization of taxable income/gains and cause the fund to make additional taxable distributions to shareholders.

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Notes to Financial Statements (unaudited) (continued)

10.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Six Months Ended 10/31/23		Year Ended 04/30/23

Fund Name/Share Class	Shares	Amount	Shares	Amount

Sustainable International Equity
Institutional
Shares sold	6,572	$60,000	—	$—
Shares issued in reinvestment of distributions	38	356	—	—

	6,610	$60,356	—	$—

Investor A
Shares sold	—	$—	8	$77
Shares issued in reinvestment of distributions	1	7	2	13
Shares redeemed	(149)	(1,365)	—	—

	(148)	$(1,358)	10	$90

	6,462	$58,998	10	$90

Sustainable U.S. Growth Equity
Institutional
Shares sold	501	$4,250	359	$2,500
Shares issued in reinvestment of distributions	— (a)	— (a)	— (a)	1
Shares redeemed	(354)	(3,050)	—	—

	147	$1,200	359	$2,501

Investor A
Shares sold	902	$7,600	718	$5,111
Shares redeemed	(169)	(1,297)	(115)	(780)

	733	$6,303	603	$4,331

	880	$7,503	962	$6,832

Sustainable U.S. Value Equity
Institutional
Shares sold	522	$5,000	881	$7,957
Shares issued in reinvestment of distributions	10	99	12	113

	532	$5,099	893	$8,070

Investor A
Shares sold	494	$4,514	11,258	$106,111
Shares issued in reinvestment of distributions	87	859	231	2,102
Shares redeemed	(94)	(931)	(1,858)	(16,921)

	487	$4,442	9,631	$91,292

	1,019	$9,541	10,524	$99,362

(a)	Rounds to less than 1.

For the six months ended October 31, 2023 and the year ended April 30, 2023, Class K shares issued and outstanding remained constant.

As of October 31, 2023, shares owned by BlackRock Financial Management, Inc., an affiliate of the Funds, were as follows:

	Sustainable	Sustainable	Sustainable
	International	U.S. Growth	U.S. Value
Share Class	Equity	Equity	Equity

Institutional	10,000	10,000	10,000
Investor A	10,000	10,000	10,000
Class K	480,000	480,000	480,000

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Notes to Financial Statements (unaudited) (continued)

11.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

N O T E S T O F I N A N C I A L S T A T E M E N T S	41

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement

The Board of Directors (the “Board,” the members of which are referred to as “Board Members”) of BlackRock Funds VII, Inc. (the “Corporation”) met on April 18, 2023 (the “April Meeting”) and May 23-24, 2023 (the “May Meeting”) to consider the approval to continue the investment advisory agreement (the “Advisory Agreement”) between the Corporation, on behalf of BlackRock Sustainable U.S. Growth Equity Fund (the “Sustainable U.S. Growth Equity Fund”), BlackRock Sustainable U.S. Value Equity Fund (“Sustainable U.S. Value Equity Fund”) and BlackRock Sustainable International Equity Fund (“Sustainable International Equity Fund”) (each a “Fund” and collectively, the “Funds”), and BlackRock Advisors, LLC (the “Manager”), each Fund’s investment advisor. The Board also considered the approval to continue the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Manager and BlackRock International Limited (the “Sub-Advisor”) with respect to the Sustainable International Equity Fund. The Manager and the Sub-Advisor are referred to herein as “BlackRock.” The Advisory Agreement and the Sub-Advisory Agreement are referred to herein as the “Agreements.”

The Approval Process

Consistent with the requirements of the Investment Company Act of 1940 (the “1940 Act”), the Board considers the approval of the continuation of the Agreements for each Fund on an annual basis. The Board members who are not “interested persons” of the Corporation, as defined in the 1940 Act, are considered independent Board members (the “Independent Board Members”). The Board’s consideration entailed a year-long deliberative process during which the Board and its committees assessed BlackRock’s various services to each Fund, including through the review of written materials and oral presentations, and the review of additional information provided in response to requests from the Independent Board Members. The Board had four quarterly meetings per year, each of which extended over a two-day period, as well as additional ad hoc meetings and executive sessions throughout the year, as needed. The committees of the Board similarly met throughout the year. The Board also had an additional one-day meeting to consider specific information regarding the renewal of the Agreements. In considering the renewal of the Agreements, the Board assessed, among other things, the nature, extent and quality of the services provided to the Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management services; accounting oversight; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; and legal, regulatory and compliance services. Throughout the year, including during the contract renewal process, the Independent Board Members were advised by independent legal counsel, and met with independent legal counsel in various executive sessions outside of the presence of BlackRock’s management.

During the year, the Board, acting directly and through its committees, considered information that was relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to the Fund and its shareholders. BlackRock also furnished additional information to the Board in response to specific questions from the Board. Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year, and/or since inception periods, as applicable, against peer funds, an applicable benchmark, and other performance metrics, as applicable, as well as BlackRock senior management’s and portfolio managers’ analyses of the reasons for any outperformance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Fund for services; (c) Fund operating expenses and how BlackRock allocates expenses to the Fund; (d) the resources devoted to risk oversight of, and compliance reports relating to, implementation of the Fund’s investment objective, policies and restrictions, and meeting regulatory requirements; (e) BlackRock’s and the Fund’s adherence to applicable compliance policies and procedures; (f) the nature, character and scope of non-investment management services provided by BlackRock and its affiliates and the estimated cost of such services, as available; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of the Fund’s valuation and liquidity procedures; (k) an analysis of management fees paid to BlackRock for products with similar investment mandates across the open-end fund, exchange-traded fund (“ETF”), closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to the Fund; (l) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

Prior to and in preparation for the April Meeting, the Board received and reviewed materials specifically relating to the renewal of the Agreements. The Independent Board Members are continuously engaged in a process with their independent legal counsel and BlackRock to review the nature and scope of the information provided to the Board to better assist its deliberations. The materials provided in connection with the April Meeting included, among other things: (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), based on either a Lipper classification or Morningstar category, regarding each Fund’s fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”) and the investment performance of each Fund as compared with a peer group of funds (“Performance Peers”); (b) information on the composition of the Expense Peers and Performance Peers and a description of Broadridge’s methodology; (c) information on the estimated profits realized by BlackRock and its affiliates pursuant to the Agreements and a discussion of fall-out benefits to BlackRock and its affiliates; (d) a general analysis provided by BlackRock concerning investment management fees received in connection with other types of investment products, such as institutional accounts, sub-advised mutual funds, ETFs, closed-end funds, open-end funds, and separately managed accounts, under similar investment mandates, as well as the performance of such other products, as applicable; (e) a review of non-management fees; (f) the existence, impact and sharing of potential economies of scale, if any, with the Funds; (g) a summary of aggregate amounts paid by each Fund to BlackRock; (h) sales and redemption data regarding each Fund’s shares; and (i) various additional information requested by the Board as appropriate regarding BlackRock’s and the Funds’ operations.

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreements and the Independent Board Members presented BlackRock with questions and requests for additional information. BlackRock responded to these questions and requests with additional written information in advance of the May Meeting.

At the May Meeting, the Board concluded its assessment of, among other things: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of each Fund as compared to its Performance Peers and to other metrics, as applicable; (c) the advisory fee and the estimated cost of the services and estimated profits realized by BlackRock and its affiliates from their relationship with the Funds; (d) each Fund’s fees and expenses compared to its Expense Peers; (e) the existence and sharing of potential economies of scale; (f) any fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with the Funds; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates relating to securities lending and cash management, and BlackRock’s services related to the valuation and pricing of Fund portfolio holdings. The Board noted the willingness of BlackRock’s personnel to engage in open, candid discussions with the Board. The Board Members evaluated the information available to it on a fund-by-fund basis. The following paragraphs provide

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Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement (continued)

more information about some of the primary factors that were relevant to the Board’s decision. The Board Members did not identify any particular information, or any single factor as determinative, and each Board Member may have attributed different weights to the various items and factors considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock

The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services, and the resulting performance of each Fund. Throughout the year, the Board compared each Fund’s performance to the performance of a comparable group of mutual funds, relevant benchmark, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by each Fund’s portfolio management team discussing the Fund’s performance, investment strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the experience of investment personnel generally and each Fund’s portfolio management team; research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. The Board engaged in a review of BlackRock’s compensation structure with respect to each Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Board considered the nature and quality of the administrative and other non-investment advisory services provided to each Fund. BlackRock and its affiliates provide the Funds with certain administrative, shareholder and other services (in addition to any such services provided to the Fund by third parties) and officers and other personnel as are necessary for the operations of the Funds. In particular, BlackRock and its affiliates provide the Funds with administrative services including, among others: (i) responsibility for disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) responsibility for periodic filings with regulators; (iv) overseeing and coordinating the activities of third-party service providers, including, among others, each Fund’s custodian, fund accountant, transfer agent, and auditor; (v) organizing Board meetings and preparing the materials for such Board meetings; (vi) providing legal and compliance support; (vii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (viii) performing or managing administrative functions necessary for the operation of the Funds, such as tax reporting, expense management, fulfilling regulatory filing requirements, overseeing each Fund’s distribution partners, and shareholder call center and other services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations. The Board considered the operation of BlackRock’s business continuity plans.

The Board noted that the engagement of the Sub-Advisor with respect to Sustainable International Equity Fund facilitates the provision of investment advice and trading by investment personnel out of non-U.S. jurisdictions. The Board considered that this arrangement provides additional flexibility to the portfolio management team, which may benefit the Fund and its shareholders.

B. The Investment Performance of the Funds and BlackRock

The Board, including the Independent Board Members, reviewed and considered the performance history of the Fund throughout the year and at the April Meeting. In preparation for the April Meeting, the Board was provided with reports independently prepared by Broadridge, which included an analysis of the Fund’s performance as of December 31, 2022, as compared to its Performance Peers. Broadridge ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable. In connection with its review, the Board received and reviewed information regarding the investment performance of each Fund as compared to its Performance Peers and the respective Morningstar Category (“Morningstar Category”). The Board and its Performance Oversight Committee regularly review and meet with Fund management to discuss the performance of each Fund throughout the year.

In evaluating performance, the Board focused particular attention on funds with less favorable performance records. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including in particular, that notable differences may exist between a fund and its Performance Peers (for example, the investment objectives and strategies). Further, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. The Board also acknowledged that long-term performance could be impacted by even one period of significant outperformance or underperformance, and that a single investment theme could have the ability to disproportionately affect long-term performance.

The Board noted that for each of the one-year and since-inception periods reported, Sustainable U.S. Growth Equity Fund ranked in the fourth quartile against its Morningstar Category. The Board and BlackRock reviewed the Fund’s underperformance relative to its Morningstar Category during the applicable periods. The Board was informed that, among other things, underperformance was driven by unfavorable style rotations and stock selection in information technology, consumer discretionary, and health care.

The Board noted that for each of the one-year and since-inception periods reported, Sustainable International Equity Fund ranked in the fourth quartile against its Morningstar Category. The Board and BlackRock reviewed the Fund’s underperformance relative to its Morningstar Category during the applicable periods. The Board was informed that, among other things, a key driver of underperformance was the fact that the Fund’s peer group includes a diverse set of competitors, including funds that do not have sustainability mandates. Top performing competitors in the category tended to have more exposure to energy or more of a value tilt. By contrast, the Fund’s sustainability mandate limited its ability to own energy companies and led to a growth tilt, negatively impacting the Fund.

The Board noted that for the one-year and since-inception periods reported, Sustainable U.S. Value Equity Fund ranked in the third and fourth quartiles, respectively, against its Morningstar Category. The Board and BlackRock reviewed the Fund’s underperformance relative to its Morningstar Category during the applicable periods. The Board was informed that, among other things, underperformance was driven by the Fund’s underweight to defensive areas of the market. The Fund was underweight traditional stability sectors based on expensive valuations and this positioning was a key headwind to relative results. Additionally, positioning in information technology also detracted meaningfully for the period.

D I S C L O S U R E O F I N V E S T M E N T A D V I S O R Y A G R E E M E N T A N D S U B - A D V I S O R Y A G R E E M E N T	43

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement (continued)

The Board noted that BlackRock believes that the Morningstar Category is an appropriate performance metric for each Fund, and that BlackRock has explained its rationale for this belief to the Board.

The Board and BlackRock discussed BlackRock’s strategy for improving each Fund’s investment performance. Discussions covered topics such as performance attribution, each Fund’s investment personnel, and the resources appropriate to support the pertinent Fund’s investment processes.

C. Consideration of the Advisory/Management Fees and the Estimated Cost of the Services and Estimated Profits Realized by BlackRock and its Affiliates from their Relationship with the Funds

The Board, including the Independent Board Members, reviewed each Fund’s contractual management fee rate compared with those of its Expense Peers. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared each Fund’s total expense ratio, as well as its actual management fee rate, to those of its Expense Peers. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non-12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers, and the actual management fee rate gives effect to any management fee reimbursements or waivers. The Board considered that the fee and expense information in the Broadridge report for the Fund reflected information for a specific period and that historical asset levels and expenses may differ from current levels, particularly in a period of market volatility. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with an estimated profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to each Fund. The Board reviewed BlackRock’s estimated profitability with respect to each Fund and other funds the Board currently oversees for the year ended December 31, 2022 compared to available aggregate estimated profitability data provided for the prior two years. The Board reviewed BlackRock’s estimated profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the estimated profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at the individual fund level is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time and resources, assumption of risk, and liability profile in servicing the Funds, including in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable.

The Board noted that each of Sustainable U.S. Growth Equity Fund’s and Sustainable International Equity Fund’s contractual management fee rate ranked in the second quartile, and that the actual management fee rate and the total expense ratio each ranked in the first quartile relative to the pertinent Fund’s Expense Peers.

The Board noted that Sustainable U.S. Value Equity Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile relative to the Fund’s Expense Peers.

The Board also noted that each Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels. The Board additionally noted that the breakpoints can, conversely, adjust the advisory fee rate upward as the size of the pertinent Fund decreases below certain contractually specified levels. The Board further noted that BlackRock and the Board have contractually agreed to a cap on each Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis.

D. Economies of Scale

The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Funds increase, including the existence of fee waivers and/or expense caps, as applicable, noting that any contractual fee waivers and contractual expense caps had been approved by the Board. In its consideration, the Board further considered the continuation and/or implementation of fee waivers and/or expense caps, as applicable. The Board also considered the extent to which the Fund benefits from such economies of scale in a variety of ways, and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Funds to more fully participate in these economies of scale. The Board considered each Fund’s asset levels and whether the current fee schedule was appropriate.

E. Other Factors Deemed Relevant by the Board Members

The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with the Funds, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and its risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Funds, including for administrative, distribution, securities lending and cash management services. With respect to securities lending, during the year the Board also considered information provided by independent third-party consultants related to the performance of each BlackRock affiliate as securities lending agent. The Board also

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Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement (continued)

considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that, subject to applicable law, BlackRock may use and benefit from third-party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that the pertinent Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

At the May Meeting, in a continuation of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and the Corporation, on behalf of each Fund, for a one-year term ending June 30, 2024 and the Sub-Advisory Agreement between the Manager and the Sub-Advisor with respect to with respect to Sustainable International Equity Fund, for a one-year term ending June 30, 2024. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and, in the best interest of each Fund and its shareholders. In arriving at its decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were advised by independent legal counsel throughout the deliberative process.

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Additional Information

Tailored Shareholder Reports for Open-End Mutual Funds and ETFs

Effective January 24, 2023, the SEC adopted rule and form amendments to require open-end mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Funds.

General Information

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Funds may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports, Rule 30e-3 notices and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at blackrock.com/fundreports.

Availability of Proxy Voting Policies, Procedures and Voting Records

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available without charge, upon request (1) by calling (800) 441-7762; (2) on the BlackRock website at blackrock.com; and (3) on the SEC’s website at sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also visit blackrock.com for more information.

Automatic Investment Plans

Investor class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

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Additional Information (continued)

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Fund and Service Providers
Investment Adviser and Administrator	Independent Registered Public Accounting Firm
BlackRock Advisors, LLC	Deloitte & Touche LLP
Wilmington, DE 19809	Boston, MA 02116

Sub-Adviser(a)	Distributor
BlackRock International Limited	BlackRock Investments, LLC
Edinburgh, EH3 8BL	New York, NY 10001
United Kingdom
Legal Counsel
Accounting Agent and Transfer Agent	Sidley Austin LLP
BNY Mellon Investment Servicing (US) Inc.	New York, NY 10019
Wilmington, DE 19809
Address of the Corporation
Custodian	100 Bellevue Parkway
The Bank of New York Mellon	Wilmington, DE 19809
New York, NY 10286

(a) For BlackRock Sustainable International Equity Fund.

A D D I T I O N A L I N F O R M A T I O N	47

Glossary of Terms Used in this Report

Portfolio Abbreviation

ADR	American Depositary Receipt

NVS	Non-Voting Shares

S&P	Standard & Poor’s

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Want to know more?

blackrock.com | 800-441-7762

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless preceded or accompanied by the Funds’ current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

SEF-10/23-SAR

(b) Not Applicable

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrant – Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1(a) of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders –There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Disclosure of Securities Lending Activities for Closed-End Management Investment

Companies – Not Applicable

Item 13 –	Recovery of Erroneously Awarded Compensation – Not Applicable

Item 14 –	Exhibits attached hereto

(a)(1) Code of Ethics – Not Applicable to this semi-annual report

(a)(2) Section 302 Certifications are attached

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 – Not Applicable

(a)(4) Change in Registrant’s independent public accountant – Not Applicable

(b) Section 906 Certifications are attached

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Funds VII, Inc.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds VII, Inc.

Date: December 21, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds VII, Inc.

Date: December 21, 2023

By:	/s/ Trent Walker
Trent Walker
Chief Financial Officer (principal financial officer) of
BlackRock Funds VII, Inc.

Date: December 21, 2023